UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22293

T. Rowe Price U.S. Large-Cap Core Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

U.S. Large-Cap Core Fund	June 30, 2019
TRULX	Investor Class
PAULX	Advisor Class
RCLIX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND

HIGHLIGHTS

■	The U.S. Large-Cap Core Fund returned 18.45% in the six-month period ended June 30, 2019, performing in line with its S&P 500 Index benchmark and outperforming the Lipper Large-Cap Core Funds Index.

■	Stock selection in the consumer staples, financials, and utilities sectors contributed to the fund’s relative performance. Our underweight position in information technology and stock selection in consumer discretionary weighed on relative returns.

■	Our largest allocations were in the information technology, health care, and financials sectors—accounting for almost 50% of the portfolio.

■	We maintain a cautious view on equities given the potential for geopolitical headwinds and softening earnings expectations. We will continue to search for investment opportunities in select areas of the market, utilizing our bottom-up stock selection approach.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Markets overcame a bout of volatility in May and recorded exceptional returns in the six months ended June 30, 2019. The large-cap S&P 500 Index reached record highs and notched its best start to a year in over two decades. Overseas equity markets were also strong, while bond prices rose as longer-term interest rates fell to their lowest levels since late 2016.

Markets rebounded to start the year, as many of the worries behind the sell-off in late 2018 receded. Investors seemed most relieved by a dovish pivot in monetary policy. The S&P 500 scored its best daily gain for the period on January 4, after Federal Reserve Chair Jerome Powell pledged that the central bank would respond with all the tools at its disposal to counteract an economic downturn or financial turmoil. The Fed soon paused and kept rates steady following a series of quarterly hikes stretching back to late 2017.

Investors also seemed comforted by progress in U.S.-China trade relations. In March, President Donald Trump postponed a threatened tariff increase on Chinese goods and remarked that the two sides were “getting very close” to a deal. Encouraging statements continued to flow from the White House, and speculation grew that Chinese President Xi Jinping would soon visit Washington to sign an agreement.

Hopes for a deal were dashed in early May, however, sending stocks sharply lower. With negotiations at a standstill, on May 10, the administration increased the tariff rate to 25% from 10% on $200 billion in Chinese goods, as the president had long threatened. China soon retaliated with its own tariffs. A technological “cold war” also seemed to be developing, with both sides taking measures to cut off the other’s access to key components and raw materials. Stocks fell sharply in response, and the small- and mid-cap indexes moved back into correction territory, or down more than 10% from the highs they established late in the previous summer.

Another turn in trade policy in June helped stocks recover their losses. The White House abandoned an earlier threat to put tariffs on Mexican imports in response to immigration issues, and President Trump again softened his stance on China. Markets were closed on the final weekend of the month, when the president announced that he and President Xi had agreed to resume trade negotiations and arranged a truce that would at least temporarily prevent the imposition of further tariffs.

An even bigger factor in the June rebound appeared to be growing confidence that the Fed would cut interest rates rather than merely keep them steady. Fed Chair Powell pledged that policymakers were paying close attention to the impact of trade tensions on the economy and would “act as appropriate to sustain the expansion.” Policymakers also dropped references to being “patient” in adjusting monetary policy. By the end of the month, futures markets were pricing in 75 basis points (0.75 percentage point) of cuts in the second half of the year, with a reasonable chance of more to come in 2020.

The dovish shift in Fed policy has been driven by accumulating evidence of slowing global growth. Rising trade barriers have taken a heavy toll on the global manufacturing sector, and business investment has pulled back as managers confront additional sources of uncertainty, such as the possibility of a disorderly Brexit this October. As a result, corporate earnings growth has stalled in the U.S. and turned negative in other major markets. On the positive side, consumers remain in much better shape, particularly domestically.

We see little evidence to suggest a recession is on the horizon. Indeed, with markets at all-time highs, investors seem willing to bet that this decade-long economic recovery still has legs. We will keep a close eye on developments and rely on our careful fundamental research to avoid pitfalls; I am confident our strategic investing approach will continue to serve our shareholders well.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital growth.

FUND COMMENTARY

How did the fund perform in the past six months?

The U.S. Large-Cap Core Fund returned 18.45% in the six months ended June 30, 2019. The fund performed in line with its benchmark—the S&P 500 Index, which returned 18.54%—and outperformed its peer group, the Lipper Large-Cap Core Funds Index. (Returns for Advisor and I Class shares varied slightly, reflecting their different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

For the six-month period, stock selection in the consumer staples, financials, and utilities sectors contributed to the fund’s relative performance versus the S&P 500 Index. Our underweight position in the information technology sector and stock selection in the consumer discretionary sector detracted.

Within consumer staples, Mondelez International benefited from solid organic revenue growth and higher margins, led by strength in emerging markets and better performance in North America. We continue to like Mondelez for its improving fundamentals driven by strong operational execution from its new CEO and exposure to snack categories with above-average growth. Conagra Brands rebounded from a fourth-quarter sell-off after it reported better-than-expected results and sentiment improved on expectations that the company is moving past recent challenges related to its 2018 acquisition of Pinnacle Foods. PepsiCo also contributed. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The portfolio also benefited on a relative basis from stock selection in the financials sector. American International Group recently reported strong earnings results, and its property and casualty (P&C) segment posted record quarterly profits after declining over the past three years. We like the company’s strong balance sheet, robust recurring earnings, and improving underwriting margins in its property and casualty segment. Insurers Willis Towers Watson and Marsh & McLennan also contributed.

An underweight allocation in information technology, the best-performing sector in the index, hurt relative results. Stock selection in the consumer discretionary sector also detracted from relative performance. Travel website provider Booking Holdings issued guidance that was below expectations due to slowing growth in Europe. We eliminated our position during the period. Tesla declined after the company announced first-quarter vehicle deliveries fell short of expectations. We exited our position in Tesla.

How is the fund positioned?

The fund’s largest allocations were in the information technology, health care, and financials sectors—accounting for almost 50% of the portfolio at the end of the reporting period. Within information technology, we favor companies with durable business models that address large and growing markets, such as increasing demand for business technology solutions. In health care, we favor companies that offer compelling, relatively stable growth potential and/or are well positioned to take advantage of long-term industry trends, such as by offering highly innovative product offerings. Within financials, we continue to seek to own high-quality companies that are well capitalized and have strong industry positions and diversified revenue streams.

Our top five holdings—Microsoft, Amazon.com, Alphabet, Visa, and Johnson & Johnson—represent a variety of sectors. During the period, we found attractive buying opportunities within the materials sector where our focus is on owning companies that are undertaking initiatives to create additional shareholder value as well as those with leading industry positions. We initiated positions in chemical company Linde and in pulp and paper company International Paper on cyclical weakness. Some of our other notable initiations were in aerospace company Boeing and health insurer Cigna. While we recognize that recent events involving the 737 MAX aircraft could create additional near-term volatility, we like Boeing over the long term for its duopoly position in global commercial aerospace, diversified product offerings, and recent operational improvements. We like Cigna because of its attractive business model, high barriers to entry, and limited substitutes. We also initiated a position in financial services firm Morgan Stanley as we believe it will benefit from underlying organic growth, particularly from its wealth management business, coupled with continued expense discipline.

We eliminated several stocks on strength to fund higher-conviction ideas. Insurer Chubb has benefited from a string of positive quarterly results, rising P&C pricing, strong underwriting results, and effective capital deployment, so we exited our position during the period. Schlumberger outperformed during the first quarter, so we exited our position and redeployed assets into exploration and production names that we believe offer greater growth potential. We eliminated our holding in regulated electric utility Duke Energy amid modestly reduced guidance, concerns with management quality, and delays in receiving permission for the Atlantic Coast Pipeline to cross the Appalachian Trail. Caterpillar, which manufactures and sells heavy machinery and diesel engines, was eliminated from the portfolio due to concerns that declines in global construction markets will weigh on the stock.

What is portfolio management’s outlook?

While the U.S. economy continues to look generally healthy, we are aware that there are factors that could weigh on equity returns. We believe the corporate earnings growth rate will continue to decelerate due to rising labor costs and the waning benefits of the 2017 federal tax reform. Additionally, we think market volatility may persist until there is more clarity about how the long-standing U.S.-China trade tensions will be resolved, and we are concerned that global trade policy uncertainty may further dampen business capital spending and other growth-driving efforts. While we remain cautious, we believe markets could receive a boost if there is resolution on geopolitical and monetary policy risks. Additionally, we believe the impact of these risks has been moderated, in part, by optimism that the Federal Reserve will cut interest rates in 2019, which now appears more likely and could support equity markets.

Within the portfolio, we expect stock selection will be the primary driver of the fund’s longer-term performance. We believe careful fundamental research will be necessary to find opportunities, and we will continue to search for investment opportunities in select areas of the market, utilizing our bottom-up stock selection approach. As always, we rely on our global research team of industry analysts to uncover fundamentally sound companies and remain committed to generating quality risk-adjusted returns over the long term.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/19
Microsoft	3.9%
Amazon.com	3.6
Alphabet	3.6
Visa	2.5
Johnson & Johnson	2.5
Medtronic	2.2
JPMorgan Chase	2.2
Pfizer	2.2
Danaher	2.1
Facebook	2.1
Boeing	2.1
Willis Towers Watson	1.8
PepsiCo	1.8
American International Group	1.8
Walt Disney	1.8
Fiserv	1.7
Fidelity National Information	1.7
Waste Connections	1.7
NextEra Energy	1.7
McDonald's	1.7
AT&T	1.7
American Water Works	1.6
Marsh & McLennan	1.6
Sempra Energy	1.6
Cisco Systems	1.6
Total	**52.8%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This table shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)		
COMMON STOCKS 96.1%		
COMMUNICATION SERVICES 9.1%		
Diversified Telecommunication Services 1.6%		
AT&T	281,871	9,445
		9,445
Entertainment 1.8%		
Walt Disney	72,344	10,102
		10,102
Interactive Media & Services 5.7%		
Alphabet, Class C (1)	18,803	20,325
Facebook, Class A (1)	62,991	12,157
		32,482
Total Communication Services		52,029
CONSUMER DISCRETIONARY 9.0%		
Hotels, Restaurants & Leisure 4.3%		
McDonald's	45,764	9,503
MGM Resorts International	208,749	5,964
Yum! Brands	80,469	8,906
		24,373
Internet & Direct Marketing Retail 3.6%		
Amazon.com (1)	10,842	20,531
		20,531
Multiline Retail 1.1%		
Dollar General	46,242	6,250
		6,250
Total Consumer Discretionary		51,154
CONSUMER STAPLES 5.9%		
Beverages 1.8%		
PepsiCo	79,847	10,470
		10,470

Food Products 2.7%		
Conagra Brands	172,663	4,579
Corteva (1)	76,717	2,268
Mondelez International, Class A	158,013	8,517
		15,364
Tobacco 1.4%		
Philip Morris International	99,143	7,786
		7,786
Total Consumer Staples		33,620
ENERGY 3.0%		
Energy Equipment & Services 0.2%		
Halliburton	59,000	1,341
		1,341
Oil, Gas & Consumable Fuels 2.8%		
Concho Resources	53,864	5,558
EOG Resources	58,571	5,456
Pioneer Natural Resources	31,786	4,891
		15,905
Total Energy		17,246
FINANCIALS 13.5%		
Banks 5.7%		
JPMorgan Chase	112,412	12,568
KeyCorp	368,610	6,543
PNC Financial Services Group	53,458	7,339
US Bancorp	116,596	6,109
		32,559
Capital Markets 2.6%		
Intercontinental Exchange	92,212	7,925
Morgan Stanley	155,200	6,799
		14,724
Insurance 5.2%		
American International Group	190,178	10,133
Marsh & McLennan	92,183	9,195

Willis Towers Watson	55,035	10,541
		29,869
Total Financials		77,152
HEALTH CARE 16.4%		
Health Care Equipment & Supplies 7.9%		
Becton Dickinson & Company	32,781	8,261
Boston Scientific (1)	93,700	4,027
Danaher	85,189	12,175
Medtronic	130,984	12,757
Stryker	38,818	7,980
		45,200
Health Care Providers & Services 2.7%		
Cigna	47,302	7,453
UnitedHealth Group	33,098	8,076
		15,529
Life Sciences Tools & Services 1.1%		
Agilent Technologies	79,961	5,971
		5,971
Pharmaceuticals 4.7%		
Johnson & Johnson	100,982	14,065
Pfizer	286,316	12,403
		26,468
Total Health Care		93,168
INDUSTRIALS & BUSINESS SERVICES 9.3%		
Aerospace & Defense 3.7%		
Boeing	32,600	11,867
Northrop Grumman	28,000	9,047
		20,914
Commercial Services & Supplies 1.7%		
Waste Connections	100,036	9,561
		9,561
Industrial Conglomerates 2.9%		
General Electric	788,400	8,278

Honeywell International	49,192	8,589
		16,867
Road & Rail 1.0%		
Kansas City Southern	47,600	5,799
		5,799
Total Industrials & Business Services		53,141
INFORMATION TECHNOLOGY 18.6%		
Communications Equipment 1.6%		
Cisco Systems	166,853	9,132
		9,132
Electronic Equipment, Instruments & Components 1.0%		
Corning	174,309	5,792
		5,792
IT Services 7.8%		
Accenture, Class A	34,407	6,357
Cognizant Technology Solutions, Class A	69,100	4,380
Fidelity National Information Services	79,691	9,776
Fiserv (1)	108,235	9,867
Visa, Class A	82,084	14,246
		44,626
Semiconductors & Semiconductor Equipment 2.3%		
Applied Materials	90,300	4,055
Micron Technology (1)	138,600	5,349
Texas Instruments	32,125	3,687
		13,091
Software 4.3%		
Microsoft	165,385	22,155
salesforce.com (1)	14,400	2,185
		24,340
Technology Hardware, Storage & Peripherals 1.6%		
Apple	44,269	8,762
		8,762
Total Information Technology		105,743

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price U.S. Large-Cap Core Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth. The fund has three classes of shares: the U.S. Large-Cap Core Fund (Investor Class), the U.S. Large-Cap Core Fund–Advisor Class (Advisor Class), and the U.S. Large-Cap Core Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On June 30, 2019, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $130,275,000 and $164,523,000, respectively, for the six months ended June 30, 2019.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2018, the fund had $2,143,000 of available capital loss carryforwards.

At June 30, 2019, the cost of investments for federal income tax purposes was $441,626,000. Net unrealized gain aggregated $129,671,000 at period-end, of which $138,655,000 related to appreciated investments and $8,984,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2019, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, expenses were waived/paid by and/or repaid to Price Associates during the six months ended June 30, 2019 as indicated in the table below. Including these amounts expenses previously waived/paid by Price Associates in the amount of $236,000 remain subject to repayment by the fund at June 30, 2019. To the extent any expenses are waived or reimbursed in accordance with an expense limitation, the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2019, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $146,000 for T. Rowe Price Services, Inc.; and $2,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2019, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 11–12, 2019 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-, two-, three-, four-, and five-year periods as of September 30, 2018, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets (subject to a contractual expense limitation with respect to the I Class)—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund to a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe), and the fund’s total expenses ranked in the first and second quintiles (Investor Class Expense Group), first quintile (Advisor Class Expense Group), and second quintile (Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Large-Cap Core Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 16, 2019